Exhibit 10.33

SEVENTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”) is dated as of January 6, 2025 and is executed by and among CALUMET, INC., a Delaware corporation (“Parent”), the Subsidiaries of Parent listed as “Borrowers” on the signature pages hereto (together with Parent, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 4, 2019, Consent and Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of November 18, 2021, Third Amendment to Third Amended and Restated Credit Agreement dated as of January 20, 2022, Fourth Amendment to Third Amended and Restated Credit Agreement dated as of January 17, 2024, Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of July 10, 2024, and Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 2024, and as further amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Seventh Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).

B.The Borrowers have requested to amend the Credit Agreement to make certain changes as agreed between the Borrowers, the Agent and the Lenders.

C.The Lenders party hereto, the Borrower and the Agent have agreed to amend the Credit Agreement, on the terms and conditions contained in this Seventh Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment.  Effective as of the Seventh Amendment Effective Date, the parties hereto further agree to amend the Credit Agreement as follows:
(i)	The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Seventh Amendment” – that certain Seventh Amendment to Third Amended and Restated Credit Agreement dated as of January 6, 2025, among Parent, CSPP, the Subsidiaries of Parent listed as Borrowers on the signature pages thereto, the Lenders party thereto and Agent.

“Seventh Amendment Effective Date”— the “Seventh Amendment Effective Date” as defined in the Seventh Amendment.

(ii)	Section 9.2.2 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (l) thereof, (b) adding the word “and” at the end of clause (m) thereof and (c) adding a new clause (n) after clause (m) as follows:

“(n) additional Investments in Montana Renewables Holdings LLC, a Delaware limited liability company, not to exceed $170,000,000 in an aggregate amount at any time outstanding in connection with the U.S. Department of Energy’s loan guarantee to Montana Renewables, LLC, a Delaware limited liability company (“MRL”), to fund the construction and expansion of a renewable fuels facility owned by MRL;”

2.Effectiveness; Conditions Precedent.
(a)	This Seventh Amendment shall be effective only upon the satisfaction of each of the following conditions precedent (the date of satisfaction, the “Seventh Amendment Effective Date”):
(i)	Agent’s receipt of executed counterparts of this Seventh Amendment executed by all Borrowers, all Guarantors (if any), Agent and the Required Lenders;
(ii)	The representations and warranties in Section 3(a) and Section 3(b) shall be true and correct as of the Seventh Amendment Effective Date and Agent shall have received a certificate or certificates executed by a Senior Officer of each Borrower or MLP General Partner as of the Seventh Amendment Effective Date, in form and substance satisfactory to Agent, stating that such conditions hereof are satisfied;
(iii)	Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel for Agent) to the extent that the Borrower Agent has received an invoice therefor at least two Business Days prior to the Seventh Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced); and
(iv)	Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Seventh Amendment and the transactions contemplated hereby.
3.Representations and Warranties.  In order to induce Agent and Lenders to enter into this Seventh Amendment, each of the Obligors represents and warrants to Agent and Lenders as follows:
(a)all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and

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warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);
(b)both immediately prior to and immediately after giving effect to this Seventh Amendment, no Default or Event of Default exists;
(c)such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Seventh Amendment;
(d)the execution, delivery and performance of this Seventh Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation, including the Senior Secured Notes Agreements, to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;
(e)this Seventh Amendment has been duly executed and delivered on behalf of each Borrower party hereto; and
(f)this Seventh Amendment constitutes a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by an applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.Reaffirmation.  By its execution hereof, each Obligor expressly (a) consents hereto, (b) confirms and agrees that, notwithstanding the effectiveness of this Seventh Amendment, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Seventh Amendment), are and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Seventh Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.
5.Entire Agreement.  This Seventh Amendment, the Credit Agreement, and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Seventh Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.

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6.Full Force and Effect of Credit Agreement.  This Seventh Amendment is a Credit Document.  Except as expressly consented hereto, all terms and provisions of the Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Seventh Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.
7.Counterparts.  This Seventh Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of a signature page of this Seventh Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.  Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
8.Governing Law; Jurisdiction; Waiver of Jury Trial.  THIS SEVENTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SEVENTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Sections 13.13, 13.14 and 13.15 of the Credit Agreement are hereby incorporated herein by this reference.
9.Severability.  If any provision of this Seventh Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Seventh Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
10.References.  All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement after giving effect to this Seventh Amendment.
11.Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:
CALUMET, INC. By:/s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET GP, LLC By: Calumet, Inc., its sole member By:/s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By:/s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:  Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title:Executive Vice President and
Chief Financial Officer

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET FINANCE CORP. By:/s/ David Lunin Name:David Lunin Title:Executive Vice President and Chief Financial Officer

CALUMET INTERNATIONAL, INC. By: /s/ David Lunin Name:David Lunin Title:Executive Vice President and Chief Financial Officer
KURLIN COMPANY, LLC By: Calumet International, Inc., its sole member By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title: Executive Vice President and
Chief Financial Officer

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BEL-RAY COMPANY, LLC

By: Calumet Branded Products, LLC, its sole member

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:

Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title:Executive Vice President and
Chief Financial Officer

CALUMET REFINING, LLC

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By:/s/ David Lunin

Name:David Lunin

Title: Executive Vice President and
Chief Financial Officer

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET PRINCETON REFINING, LLC

CALUMET COTTON VALLEY REFINING, LLC

CALUMET SHREVEPORT REFINING, LLC

CALUMET MONTANA REFINING, LLC

CALUMET MISSOURI, LLC

CALUMET KARNS CITY REFINING, LLC

CALUMET DICKINSON REFINING, LLC

By: Calumet Refining, LLC, their sole member

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:

Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name:David Lunin

Title:Executive Vice President and
Chief Financial Officer

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent, a Lender and an Issuing Bank By: /s/ Mark Porter Name:Mark Porter Title: Senior Vice President

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Barry Felker Name:Barry Felker Title: Authorized Signatory

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Justin Carter Name:Justin Carter Title: Vice President

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender By: /s/ Darius Sutrinaitis Name:Darius Sutrinaitis Title: Managing Director

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Lender By: /s/ Patrick Roy Name:Patrick Roy Title: Vice President

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender By: /s/ Sydney G. Dennis Name:Sydney G. Dennis Title: Director

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Aaron McLean Name:Aaron McLean Title: Vice President

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Rod Swenson Name:Rod Swenson Title: Senior Vice President

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender By: /s/ Darius Sutrinaitis Name:Darius Sutrinaitis Title: Managing Director

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew Salmon Name:Andrew Salmon Title: Vice President

SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT